                                                                     Rule 497(c)
                                               File Nos. 002-87775 and 811-04815


                                ULTRA SERIES FUND

PROSPECTUS                                                       OCTOBER 1, 2007

                           Target Retirement 2020 Fund
                           Target Retirement 2030 Fund
                           Target Retirement 2040 Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

                       This page left intentionally blank.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUNDS
   Introduction .........................................................     4
   Target Retirement 2020 Fund ..........................................     5
   Target Retirement 2030 Fund ..........................................     7
   Target Retirement 2040 Fund ..........................................     9
   Expenses .............................................................    11
THE SHARES
   Offer ................................................................    13
   Purchase and Redemption ..............................................    13
   Frequent Trading .....................................................    14
   Dividends ............................................................    15
   Pricing of Fund Shares ...............................................    15
   Taxes ................................................................    16
MORE ABOUT ULTRA SERIES FUND
   Investment Adviser ...................................................    16
   Portfolio Management .................................................    17
   Inquiries ............................................................    17
   Financial Highlights .................................................    17

This prospectus covers the Target Retirement 2020 Fund, Target Retirement 2030 Fund and Target Retirement 2040 Fund (collectively, the "Target Retirement Funds") of the Ultra Series Fund (the "Trust"). Information about the other funds in the Trust can be found in a separate prospectus dated May 1, 2007. Additional information about each fund's investments is available in the Statement of Additional Information (SAI), and the annual and semiannual reports to shareholders. In particular, the annual reports will discuss the relevant market conditions and investment strategies used by the portfolio manager(s) that materially affected performance during the prior fiscal year. You may get a copy of the most recent of these reports at no cost by calling 1-800-798-5500.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their objectives.

          INTRODUCTION TO THE ULTRA SERIES FUND TARGET RETIREMENT FUNDS

This prospectus describes the Ultra Series Fund Target Retirement Funds (the "Target Retirement Funds"). Each Target Retirement Fund is designed for investors who plan to retire close to the year indicated in the fund's name.

Each Target Retirement Fund invests primarily in shares of other registered investment companies, referred to as the "underlying funds." Each Target Retirement Fund invests in the underlying funds according to an asset allocation strategy developed by MEMBERS Capital Advisers ("MCA"), the Target Retirement Funds' investment adviser, for investors planning to retire on or near the target retirement date. Over time, each Target Retirement Fund's asset allocation will become more conservative until it reaches approximately 15 to 30% in stock funds and 70 to 85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, MCA will evaluate and sometimes revise each Target Retirement Fund's asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. MCA will also monitor the underlying funds on an ongoing basis and may increase or decrease a Target Retirement Fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process.

Underlying funds in which the Target Retirement Funds invest may include underlying funds advised by MCA (the "affiliated underlying funds") or unaffiliated underlying funds, including Exchange Traded Funds ("ETFs"). Generally, MCA will not invest more than 50% of a Target Retirement Fund's net assets, at the time of purchase, in affiliated underlying funds.

Additionally, each Target Retirement Fund, as an alternative to investing in a particular underlying fund or class of funds, may invest in financial futures contracts or other derivative securities or contracts to obtain exposure to the same or very similar markets that the underlying fund(s) invest in. These types of investments are described in more detail in the SAI.

The following chart illustrates MCA's current asset allocation plan for the funds as they move closer to their target date. As the chart depicts, investments for each fund will gradually become more conservative over time as the target retirement date of a fund approaches and is passed. The actual asset allocations may differ from the chart.

                              (PERFORMANCE GRAPH)

                                     Variance of    Fixed
                                      Equity and   Income
                      Equity Funds      Fixed       Funds   Total
                      ------------   -----------   ------   -----
Years to Retirement
   35                      95              5          5      100
   30                      95              5          5      100
   25                      90             10         10      100
   20                      85             10         15      100
   15                      75             10         20      100
   10                      70             10         25      100
    5                      60             10         35      100
AT RETIREMENT              55             10         40      100
    5                      50             10         55      100
   10                      40             10         55      100
   15                      35             10         60      100

                           TARGET RETIREMENT 2020 FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The TARGET RETIREMENT 2020 FUND seeks to provide capital appreciation and current income consistent with its current asset allocation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest in this fund if you:

- Are seeking a reasonable level of income and long-term growth of capital and income

- Are seeking a way to achieve a broadly diversified holding of stocks and bonds that will gradually become less volatile over the target period.

-    Are seeking to retire around the year 2020.

You should not invest in this fund if you:

-    Are unwilling to accept significant fluctuations in share price.

-    Are seeking maximum long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Target Retirement 2020 Fund invests primarily in shares of underlying funds. The fund invests in the underlying funds according to an asset allocation strategy developed by MCA for investors planning to retire in or within a few years of 2020. Over time, the fund's asset allocation will become more conservative until it reaches approximately 15 to 30% in stock funds and 70 to 85% in bond funds.

Although the actual allocations may vary, the fund's current asset allocation among the underlying funds is approximately:

 0-10%  money market funds;
10-25%  U.S. and international bond funds;
 5-15%  high income funds;
35-50%  U.S. stock funds;
10-25%  international stock funds;
 5-10%  other funds.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

The fund is a "fund of funds," meaning that it invests primarily in underlying funds. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.

The fund, through the underlying funds, is subject to both the risks of investing in EQUITY SECURITIES and the risks of investing in DEBT SECURITIES.

In general, the values of EQUITY SECURITIES fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that an underlying fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as MARKET RISK. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to FINANCIAL RISK, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in those underlying funds that hold equity securities may increase or decrease. Certain of the underlying funds may invest in the equity SECURITIES OF SMALLER COMPANIES, which may fluctuate more in value and be more thinly traded than the securities of larger companies.

In general, DEBT SECURITIES and other income-bearing securities are subject to the risk of INCOME VOLATILITY, INTEREST RATE RISK (a type of market risk), and CREDIT RISK (a type of financial risk). INCOME VOLATILITY refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. CREDIT RISK relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing an underlying fund to lose its investment in the security.

                           TARGET RETIREMENT 2020 FUND

PRINCIPAL RISKS (continued from previous page)

In general, INTEREST RATE RISK is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

The main risks of investing in ETFS are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

     -    NON-INVESTMENT GRADE SECURITIES

     -    FOREIGN SECURITIES

     -    MORTGAGE-BACKED SECURITIES

Issuers of NON-INVESTMENT GRADE SECURITIES are typically in weak financial health and their ability to pay principal and interest is uncertain. FOREIGN SECURITIES have additional risks associated with fluctuations in currency exchange rates, different accounting standards, potential economic and political instability and less stringent securities regulation. MORTGAGE-BACKED SECURITIES are subject to prepayment/extension risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments typically reducing the fund's return. These risks are more fully explained in the SAI.

To the extent the fund invests in financial futures contracts or other derivative securities or contracts, it is subject to HEDGING RISK, CORRELATION RISK, LIQUIDITY RISK, and, in some cases, LEVERAGE RISK.

Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

HOW HAS THE TARGET RETIREMENT 2020 FUND PERFORMED?

Calendar year total returns for the fund are not available because the fund is new. Year-to-year returns will be made available once the fund has been in operations for at least one calendar year.

                           TARGET RETIREMENT 2030 FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The TARGET RETIREMENT 2030 FUND seeks to provide capital appreciation and current income consistent with its current asset allocation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest in this fund if you:

- Are seeking a reasonable level of income and long-term growth of capital and income

- Are seeking a way to achieve a broadly diversified holding of stocks and bonds that will gradually become less volatile over the target period.

-    Are seeking to retire around the year 2030.

You should not invest in this fund if you:

-    Are unwilling to accept significant fluctuations in share price.

-    Are seeking maximum long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Target Retirement 2030 Fund invests primarily in shares of underlying funds. The fund invests in the underlying funds according to an asset allocation strategy developed by MCA for investors planning to retire in or within a few years of 2030. Over time, the fund's asset allocation will become more conservative until it reaches approximately 15 to 30% in stock funds and 70 to 85% in bond funds.

Although the actual allocations may vary, the fund's current asset allocation among the underlying funds is approximately:

 0-10%  money market funds;
 5-20%  U.S. and international bond funds;
 5-15%  high income funds;
40-55%  U.S. stock funds;
15-30%  international stock funds;
 5-15%  other funds.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

The fund is a "fund of funds," meaning that it invests primarily in underlying funds. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.

The fund, through the underlying funds, is subject to both the risks of investing in EQUITY SECURITIES and the risks of investing in DEBT SECURITIES.

In general, the values of EQUITY SECURITIES fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that an underlying fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as MARKET RISK. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to FINANCIAL RISK, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in those underlying funds that hold equity securities may increase or decrease. Certain of the underlying funds may invest in the equity SECURITIES OF SMALLER COMPANIES, which may fluctuate more in value and be more thinly traded than the securities of larger companies.

In general, DEBT SECURITIES and other income-bearing securities are subject to the risk of INCOME VOLATILITY, INTEREST RATE RISK (a type of market risk), and CREDIT RISK (a type of financial risk). INCOME VOLATILITY refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. CREDIT RISK relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing an underlying fund to lose its investment in the security.

                           TARGET RETIREMENT 2030 FUND

PRINCIPAL RISKS (continued from previous page)

In general, INTEREST RATE RISK is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

The main risks of investing in ETFS are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

     -    NON-INVESTMENT GRADE SECURITIES

     -    FOREIGN SECURITIES

     -    MORTGAGE-BACKED SECURITIES

Issuers of NON-INVESTMENT GRADE SECURITIES are typically in weak financial health and their ability to pay principal and interest is uncertain. FOREIGN SECURITIES have additional risks associated with fluctuations in currency exchange rates, different accounting standards, potential economic and political instability and less stringent securities regulation. MORTGAGE-BACKED SECURITIES are subject to prepayment/extension risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments typically reducing the fund's return. These risks are more fully explained in the SAI.

To the extent the fund invests in financial futures contracts or other derivative securities or contracts, it is subject to HEDGING RISK, CORRELATION RISK, LIQUIDITY RISK, and, in some cases, LEVERAGE RISK.

Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

HOW HAS THE TARGET RETIREMENT 2030 FUND PERFORMED?

Calendar year total returns for the fund are not available because the fund is new. Year-to-year returns will be made available once the fund has been in operations for at least one calendar year.

                           TARGET RETIREMENT 2040 FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The TARGET RETIREMENT 2040 FUND seeks to provide capital appreciation and current income consistent with its current asset allocation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest in this fund if you:

- Are seeking a reasonable level of income and long-term growth of capital and income

- Are seeking a way to achieve a broadly diversified holding of stocks and bonds that will gradually become less volatile over the target period.

-    Are seeking to retire around the year 2040.

You should not invest in this fund if you:

-    Are unwilling to accept significant fluctuations in share price.

-    Are seeking maximum long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Target Retirement 2040 Fund invests primarily in shares of underlying funds. The fund invests in the underlying funds according to an asset allocation strategy developed by MCA for investors planning to retire in or within a few years of 2040. Over time, the fund's asset allocation will become more conservative until it reaches approximately 15 to 30% in stock funds and 70 to 85% in bond funds.

Although the actual allocations may vary, the fund's current asset allocation among the underlying funds is approximately:

 0-10%  money market funds;
 0-15%  U.S. and international bond funds;
 0-10%  high income funds;
45-60%  U.S. stock funds;
20-30%  international stock funds;
 5-15%  other funds.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

The fund is a "fund of funds," meaning that it invests primarily in underlying funds. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.

The fund, through the underlying funds, is subject to both the risks of investing in EQUITY SECURITIES and the risks of investing in DEBT SECURITIES.

In general, the values of EQUITY SECURITIES fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that an underlying fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as MARKET RISK. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to FINANCIAL RISK, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in those underlying funds that hold equity securities may increase or decrease. Certain of the underlying funds may invest in the equity SECURITIES OF SMALLER COMPANIES, which may fluctuate more in value and be more thinly traded than the securities of larger companies.

In general, DEBT SECURITIES and other income-bearing securities are subject to the risk of INCOME VOLATILITY, INTEREST RATE RISK (a type of market risk), and CREDIT RISK (a type of financial risk). INCOME VOLATILITY refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. CREDIT RISK relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing an underlying fund to lose its investment in the security.

                           TARGET RETIREMENT 2040 FUND

PRINCIPAL RISKS (continued from previous page)

In general, INTEREST RATE RISK is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

The main risks of investing in ETFS are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

     -    NON-INVESTMENT GRADE SECURITIES

     -    FOREIGN SECURITIES

     -    MORTGAGE-BACKED SECURITIES

Issuers of NON-INVESTMENT GRADE SECURITIES are typically in weak financial health and their ability to pay principal and interest is uncertain. FOREIGN SECURITIES have additional risks associated with fluctuations in currency exchange rates, different accounting standards, potential economic and political instability and less stringent securities regulation. MORTGAGE-BACKED SECURITIES are subject to prepayment/extension risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments typically reducing the fund's return. These risks are more fully explained in the SAI.

To the extent the fund invests in financial futures contracts or other derivative securities or contracts, it is subject to HEDGING RISK, CORRELATION RISK, LIQUIDITY RISK, and, in some cases, LEVERAGE RISK.

Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

HOW HAS THE TARGET RETIREMENT 2040 FUND PERFORMED?

Calendar year total returns for the fund are not available because the fund is new. Year-to-year returns will be made available once the fund has been in operations for at least one calendar year.

EXPENSES

This table describes the expenses that you may pay if you buy and hold shares of the fund. Shareholder fees do not reflect any expenses, fees, and charges paid under your variable contract or retirement or pension plan. If these expenses, fees, and charges were included, your costs would be higher.

SHAREHOLDER TRANSACTION EXPENSES (paid directly from your investment): N/A

ANNUAL FUND OPERATING EXPENSES (deducted from fund assets and reflected in the share price):

                                                             TOTAL        ACQUIRED
                                                          ANNUAL FUND    FUND FEES    TOTAL ANNUAL
                              MANAGEMENT       OTHER       OPERATING        AND         OPERATING
FUND                            FEES(1)     EXPENSES(2)     EXPENSES    EXPENSES(3)    EXPENSES(4)
----                          ----------   ------------   -----------   -----------   ------------
TARGET RETIREMENT 2020 FUND      0.40%         0.01%         0.41%         0.95%          1.36%
TARGET RETIREMENT 2030 FUND      0.40%         0.01%         0.41%         1.00%          1.41%
TARGET RETIREMENT 2040 FUND      0.40%         0.01%         0.41%         1.05%          1.46%

(1) Management fees are amounts paid to the investment adviser for managing the funds investments and administering fund operations.

(2) Other expenses consisting of trustees', auditors' and compliance fees; interest on borrowings; any taxes and extraordinary expenses. Since the funds were new in 2007, other expenses are based on estimates for the current fiscal year.

(3) In addition to the "Total Annual Fund Operating Expenses" which the funds bear, the funds indirectly bear the expenses of the Acquired Funds (the "underlying funds") in which the fund invests. Because the funds were new in 2007, the fund's indirect expense from investing in the underlying funds is estimated based on its current target allocations to the underlying funds and underlying funds MCA anticipates using. Future underlying fund expenses may be affected by a change in underlying funds, fund allocations and expense ratios at the underlying fund levels. You should be aware that the expenses associated with an investment in a fund of funds may be higher than the expenses associated with a direct investment in a mutual fund because in a fund of funds structure, there are two tiers of expenses (i.e., the expenses of the fund of funds and the expenses of the underlying funds).

(4) Shown in the table is the total of the fund's "Total Annual Fund Operating Expenses" and "Acquired Fund Fees and Expenses" of the underlying funds.

EXAMPLES

The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples show what expenses you would pay if you invested $10,000 in each fund over the various time periods indicated. The examples assume that the average annual return for each fund was 5% and that the funds' total annual operating expenses remain the same.

Although your actual costs may be higher or lower, assuming that TOTAL ANNUAL OPERATING EXPENSES remain the same and that you redeemed your entire investment at the end of each period, your total estimated expenses would be:

FUND                          1 YEAR   3 YEARS
----                          ------   -------
TARGET RETIREMENT 2020 FUND    $138      $431
TARGET RETIREMENT 2030 FUND     144       446
TARGET RETIREMENT 2040 FUND     149       462

The above examples are for comparison purposes only and are not a representation of the funds' actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above. The examples do not reflect any expenses, fees, and charges paid under your variable contract or retirement or pension plan. If these expenses, fees, and charges were included, your costs would be higher.

As it relates to the Target Retirement Funds, the examples are estimates based upon current asset class allocations. In addition, because the underlying funds that each Target Retirement Fund invests in will vary, as will the proportion of each Target Retirement Fund's assets invested in each underlying fund, it is not possible to determine precisely the future amount of underlying fund expenses that each Target Retirement Fund will bear.

                                   THE SHARES

OFFER

The Ultra Series Fund (the "Trust") offers one class of shares through this prospectus, Class Z. Generally Class Z shares are offered to separate accounts ("Accounts") of CUNA Mutual Life Insurance Company and to qualified pension and retirement plans of CUNA Mutual Group ("Plans"). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into an agreement with CUNA Mutual Life Insurance Company, the sponsor of each Account, and with each Plan (a "participation agreement"), setting forth the terms and conditions pursuant to which the Accounts and Plans purchase and redeem shares of the funds.

Investments in the Trust by accounts of insurance companies are made through either variable annuity or variable life insurance contracts ("variable contracts"). Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts, and the assets of each subaccount are invested (without sales or redemption charges) in shares of the fund corresponding to that subaccount.

CONFLICTS

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of such contract owners and Plan participants that invest in the funds. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts or to Plan participants. Nonetheless, the Board of Trustees monitors the funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determine to exist, the life insurer investing in the Trust will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts and Plans might be required to withdraw its investment in one or more funds or substitute shares of one fund for another. This might force a fund to sell its portfolio securities at a disadvantageous price.

PURCHASE AND REDEMPTION

For each day on which a fund's net asset value (NAV) is calculated, the Accounts transmit to the funds any orders to purchase or redeem shares of the funds based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, Plans transmit to the funds any orders to purchase or redeem shares of the fund(s) based on the instructions of Plan trustees or participants. Accounts and Plans purchase and redeem shares of each fund at the fund's NAV per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Shares are purchased and redeemed at NAV without the deduction of sales or redemption charges. Payment for shares redeemed will be made within seven days after receipt of a proper notice or redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

For a more detailed description of the procedures for allocating value in a subaccount to a portfolio of the Trust, owners of individual variable contracts should refer to the separate prospectus for their contracts. Plan participants should refer to their Plan documents for more detail concerning allocation of investments among portfolios.

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the Accounts if such sales are not in the Trust's or appropriate fund's best interests. For example, the Trust may reject purchase orders from Accounts when such orders appear to be part of a pattern of large purchases and redemptions that, in the opinion of the Trust, may reflect the net efforts of variable contract owners to time the market or arbitrage the changing value of a fund's assets between daily pricing.

FREQUENT TRADING

The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any fund that may disrupt orderly management of the funds' investment portfolio ("disruptive trading"). As investment vehicles for variable contracts and qualified pension and retirement plans, which are designed as long-term investments, the funds are not appropriate for frequent trading or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any fund or market sector.

Such practices often disrupt the orderly management of a fund's investment portfolio by, among other things:

     - requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings

     - necessitating premature liquidation of certain investments at unfavorable prices

     - increasing brokerage commissions and other portfolio transaction expenses

Likewise, exploiting potential uncertainty about the value of certain portfolio investments when a fund calculates its NAV often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and plan participants, or otherwise cause the Trust to breach participation agreements.

The Trust's Board of Trustees has adopted policies and procedures reasonably designed to detect and deter disruptive trading. The Trust's policies include:
(1) a policy of not knowingly accommodating variable contract owner and plan participant transactions that result in disruptive trading, (2) a policy of applying any future restrictions on the volume or number of purchases of fund shares uniformly to all accounts and plans without exception, and (3) a policy permitting procedures to vary among funds provided that procedures related to restrictions on the volume or number of purchases of shares for a particular fund apply uniformly to all accounts and plans investing in the fund. At the current time, the procedures do not include specific restrictions on the volume or number of purchases of any fund's shares.

In addition to the above, to combat dilution of the value of long-term shareholders' interests in a fund, the Trust's Board of Trustees has adopted policies and procedures for the funds to employ fair valuation procedures on the securities it holds in its portfolios.

Currently, the only shareholders of the Trust are the separate accounts (collectively, the "Accounts") of CUNA Mutual Life Insurance Company ("CMLIC") and the qualified pension and retirement plans of CUNA Mutual Group ("Plans") which are administered by CUNA Mutual Insurance Society ("CMIS"). Because CMLIC, CMIS and/or CUMIS Insurance Society, Inc., an affiliate of CMLIC and CMIS, funded certain series of the Trust upon organization of such series, these companies each own shares of the Trust as well. Although each Account and Plan typically makes either one purchase or redemption of shares of each fund each day, the Trust does not consider such transactions disruptive to a fund unless they are large in relation to the fund's size and not the random result of net variable contract owner transactions in an Account or participant transactions in a Plan. However, the Trust considers large purchases or redemptions of shares resulting from contract owners or plan participants engaging in: (1) "frequent trading," (2) attempted arbitrage based on the potential for uncertainty in the value of certain portfolio investments at the time the fund computes its NAV, or
(3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of an Account to another or from one investment option in a Plan to another, to be disruptive trading and will take appropriate action to deter such trading, including adoption of specific procedures appropriate to the circumstances. Because any disruptive trading would occur in the Accounts or the Plans, the Trust has adopted, as its own, the disruptive trading policy of CMLIC for the Accounts and the disruptive trading policy of CMIS for the Plans. The two policies are substantially the same and provide for CMLIC to monitor individual contract value transfer patterns and for CMIS to monitor individual participant transaction patterns, to identify those that exceed certain frequency and/or amount thresholds that, in the past, have been indicators of potential disruptive trading. The monitoring process generates reports regarding such transactions that CMLIC or CMIS examine to determine if disruptive trading has taken place.

CMLIC applies the policies and procedures for each Account uniformly to all variable contracts issued through that Account. CMIS applies its policies and procedures for each Plan uniformly to all participants in that Plan.

The Trust may adopt redemption fees for shares of one or more funds, but as of the date of this prospectus has not done so.

In addition to adopting procedures, the Trust may take other actions to stop disruptive trading such as ceasing sales of additional shares of one or more funds to an Account through which offending variable contract owners may be operating or to a Plan through which offending participants may be operating. In such an event, all other owners of contracts issued through that Account or participants in that Plan would be disadvantaged. Because actions taken to deter disruptive trading may be particular to the Account or Plan in question, the Trust may not take such action on a uniform basis for all Accounts or Plans.

Although the Trust will endeavor to ensure that each Account or Plan can and does identify and deter disruptive trading by its variable contract owners or participants, it cannot be certain that any particular control will operate to deter all activity that can result in disruptive trading or guarantee their success at deterrence. Therefore, an investment in any of the funds is subject to the risks of disruptive trading.

DIVIDENDS

Dividends of the various funds in the Trust are distributed to each fund's corresponding separate account for variable contracts and qualified pension or retirement plans and automatically reinvested in the applicable fund shares.

Dividends of ordinary income from the Target Retirement Funds are declared and reinvested annually in full and fractional shares. Dividends of capital gains from these funds are declared and reinvested at least annually in full and fractional shares. In no event will capital gain dividends be declared and paid more frequently than allowed under SEC rules.

The funds' distributions may be subject to federal income tax. An exchange of fund shares may also be treated as a sale of fund shares and any gain on the transaction may be subject to federal income tax.

PRICING OF FUND SHARES

The funds' shares will be purchased and redeemed at the shares' NAV without sales or redemption charges. The NAV per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m. Central Time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 p.m. Central Time will be processed by using the next day's NAV.

For all funds, a fund's NAV per share is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Since the assets of each Target Retirement Fund consist primarily of shares of the underlying funds, the NAV of each Target Retirement Fund is determined based on the NAVs of the underlying funds.

Because each Target Retirement Fund will only invest in underlying funds, government securities and short-term paper, it is not anticipated that MCA will need to "fair" value any of the investments of the Target Retirement Funds. However, an underlying fund may need to "fair" value one or more of its investments. The following fair valuation policy is followed by MCA with respect to the funds that it advises. Each unaffiliated underlying fund will have its own fair valuation policy.

If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or current sale of the security or investment, and not what the fund might receive at the same date in the future. Other market price for a security or other portfolio investment does not represent its fair value, MCA may value the security or investment using procedures approved by the Trust's Board of Trustees that are designed to establish its "fair" value. The fair value of a security or other investment is the price a fund might reasonably expect to receive upon a current sale of the security or investment and not what the fund might receive at some date in the future. The "fair valuation" procedures may be used to value any investment of any fund in the appropriate circumstances. Securities and other investments valued at their "fair" value entail significantly greater valuation risk than do securities and other investments valued at an established market value.

Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by MCA under the fair valuation procedures for any security or other investment may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service, (2) other financial institutions or investment managers, or (3) MCA had it used a different methodology to value the security. The Trust and MCA cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.

To the extent the funds have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the funds do not price their shares, the NAV of such funds' shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Federal securities regulations will be followed in case of an emergency that interferes with valuation of shares. More information about the calculation of the NAV is in the SAI.

TAXES

For federal income tax purposes, each fund will be treated as a separate entity. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended (the "Code"). By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the separate accounts of insurance companies or to qualified plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable life insurance and variable annuity contracts.

The shareholders of the funds are qualified pension and profit sharing plans and the separate accounts of life insurance companies. Under current law, plan participants and owners of variable life insurance and annuity contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until they are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable annuity or variable life insurance contracts, see the separate prospectuses for such contracts.

For more information about the tax status of the funds, see "Taxes" in the SAI.

                          MORE ABOUT ULTRA SERIES FUND

INVESTMENT ADVISER

The investment adviser for the Ultra Series Fund is MEMBERS Capital Advisors, Inc. ("MCA"), 5910 Mineral Point Road, Madison, WI 53705. MCA was established on July 6, 1982. It provides investment advice to CUNA Mutual Group (CUNA Mutual Insurance Society, its "permanent affiliate," and CUNA Mutual Life Insurance Company and their subsidiaries and affiliates) and MEMBERS Mutual Funds. MCA had over $ 15 billion of assets under management as of August 31, 2007. MCA manages all funds using a team approach consisting of a lead portfolio manager, supporting analysts and the guidance of MCA's other equity and fixed income portfolio managers.

As payment for its services as the investment adviser, MCA receives a management fee of 0.40% for each Target Retirement Fund based upon the average daily net assets of the fund which is computed and accrued daily and paid monthly. No management fees were paid to MCA for the previous fiscal year because the Target Retirement Funds did not commence operations until October 1, 2007.

In addition to providing portfolio management services, MCA also provides or arranges for the provision of substantially all other services required by the funds. Such services include all administrative, accounting and legal services, as well as the services of custodians, transfer agents, and dividend disbursing agents.

A discussion regarding the basis for the approval of the funds' investment advisory contracts by the Trust's Board of Trustees is contained in the funds' annual report to shareholders for the period ended December 31, 2006.

PORTFOLIO MANAGEMENT

MCA manages the assets of the TARGET RETIREMENT FUNDS. Each of the Target Retirement Funds utilizes the asset class recommendations from the Asset Allocation committee of MCA to determine the broad mix of equities and fixed income securities. These allocation recommendations are derived through the development of capital markets assumptions coupled with risk / return optimization algorithms to create what the advisor believes is an optimal asset class mix to reach the desired target.

The managed account team of MCA is primarily responsible for the day-to-day management of these funds. This responsibility includes the application of the guidelines, selection of the funds and monitoring of the restrictions placed on each fund pursuant to the prospectus. Biographies for the members of the managed account team are as follows:

David M Schlimgen. Mr. Schlimgen has co-managed the funds with Mr. Ryan since inception of the funds in October 2007. Mr. Schlimgen has been with MCA since 2001, serving as a Senior Portfolio Manager. In this capacity, he is responsible for managing the investment activities of MCA's managed account products. As lead member of MCA's Investment Strategy Committee, Mr. Schlimgen is also responsible for all aspects of portfolio management, including setting allocation strategy, conducting asset class research, and supervising the manager selection process. Prior to joining MCA, he was president of his own independent fee-based registered investment advisory firm. His firm provided portfolio management and investment consulting to small business owners and high-net-worth individuals. Mr. Schlimgen received his BA with a double major in Business Administration and Marketing from Lakeland College and his MBA, with an emphasis in financial management, from Edgewood College. He is a member of the Investment Management Consultants Association (IMCA), and holds both the Certified Investment Management Analyst (CIMA) and Certified Investment Management Consultant (CIMC) designations.


Patrick F. Ryan. Mr. Ryan has co-managed the funds with Mr. Schlimgen since inception of the funds in October 2007. Mr. Ryan has been with MCA since January 2004, serving as a Senior Analyst, Managed Accounts. In this capacity, he is primarily responsible for conducting manager research and due diligence for the firm's managed accounts products. He is also responsible for asset class research and model portfolio construction. Prior to joining MCA, Mr. Ryan held positions with UBS Financial Services and Northwestern Mutual, performing mutual fund research and analysis in addition to designing customized investment and asset allocation strategies for high-net-worth clients. Mr. Ryan earned a bachelor's degree in finance from the University of Wisconsin. He is a Level II candidate in the Chartered Financial Analyst (CFA) program, holds the Certified Investment Management Analyst (CIMA) designation, and is also Series 7 licensed.


Information regarding the portfolio managers' compensation, their ownership of securities in the funds and the other accounts they manage can be found in the SAI.

INQUIRIES

If you have any questions regarding the Ultra Series Fund, please contact: CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677; telephone:
1-800-798-5500.

FINANCIAL HIGHLIGHTS

Financial highlights are not available because the Target Retirement Funds are new. Financial Highlights will be included once the Target Retirement Funds have issued either semi-annual or annual reports to shareholders.

THE FOLLOWING DOCUMENTS CONTAIN MORE INFORMATION ABOUT THE FUNDS AND ARE AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains additional information about the funds. A current SAI has been filed with the SEC and is incorporated herein by reference.

ANNUAL AND SEMIANNUAL REPORTS. The funds' annual and semiannual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

REQUESTING DOCUMENTS. You may request copies of these documents or request further information about the funds either by contacting your broker or by contacting the Trust at: Ultra Series Fund, CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677; telephone: 1-800-798-5500.

PUBLIC INFORMATION. You can review and copy information about the funds, including the SAI, at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the funds also are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, 100 F Street, NE, Room 1580, Washington, D.C. 20549-0102.

     The funds are available to the public only through the purchase of Class Z shares by:

          (1) certain individual variable life insurance contracts or variable annuity contracts; or

          (2) certain group variable annuity contracts for qualified pension and retirement plans.

     When used in connection with individual variable annuity contracts or variable life insurance contracts, this prospectus must be accompanied by prospectuses for those contracts. When distributed to qualified pension and retirement plans or to participants of such plans, this prospectus may be accompanied by disclosure materials relating to such plans which should be read in conjunction with this prospectus.

                                                              Investment Company
                                                               File No. 811-4815


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